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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): JULY 31, 2002



                           DVI RECEIVABLES CORP. VIII
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                  333-74901                      25-1824148
-----------------        -----------------------         ----------------------
(State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                          Identification Number)
 incorporation
or organization)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                              18929
------------------------------------------                ---------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (215) 488-5000


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         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending July 31, 2002, payment date August 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending July 31, 2002, payment date August 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending July 31, 2002, payment date August 14, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending July 31, 2002, payment date August 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending July 31, 2002, payment date August 12, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending July 31, 2002, payment date August 12, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Receivables Corp. VIII
                                                  -----------------------------
                                                          (Registrant)

Dated: August 15, 2002                       By:  /s/ Steven R. Garfinkel
                                                  -----------------------------
                                                  Steven R. Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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